SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2005

                             _______________________

                             BROOKLINE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-23695             04-3402944
           --------                       -------             ----------
(State or other jurisdiction      (Commission File No.)   (I.R.S. Employer
   of incorporation)                                     Identification No.)


     160 Washington Street, Brookline, Massachusetts          02447-0469
     -----------------------------------------------          ----------
        (Address of principal executive offices)              (Zip Code)



                                 (617) 730-3500
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
              ---------------------------------------------

On April 21, 2005, Brookline Bancorp, Inc. (the "Company") announced its earnings for the 2005 first quarter and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share payable on May 13, 2005 to stockholders of record as of April 29, 2005. A copy of the press release dated April 21, 2005 is attached as Exhibit 99.1 to this report.

Item 7.01     Regulation FD Disclosure
              ------------------------

On April 21, 2005, the Registrant will utilize a slide presentation at its annual meeting of stockholders regarding the Registrant's financial performance and strategies. The slide presentation will be available on the Registrant's website beginning April 21, 2005 and is included as exhibit 99.2 to this report.

Item 9.01     Financial Statements and Exhibits
              ---------------------------------

The Index of Exhibits immediately precedes the attached exhibits.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                BROOKLINE BANCORP, INC.


 Date:  April 22, 2005          By:  /s/ Paul R. Bechet
                                     ----------------------
                                     Paul R. Bechet
                                     Senior Vice President and Chief Financial
                                     Officer

                                  EXHIBIT INDEX


The following exhibits are furnished as part of this report:


      Exhibit No.                       Description
      ----------                        ------------

            99.1   Press release of Brookline Bancorp, Inc. dated April 21, 2005

            99.2 Annual meeting slide presentation of Brookline Bancorp, Inc. dated April 21, 2005